UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 27, 2009
(Date of earliest event reported: February 24, 2009)

Revlon, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11178	13-3662955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
237 Park Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Appointment of Certain Officers; Election of Directors; Departure of Directors or Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Alan T. Ennis as a Director and President, Revlon International. On February 25, 2009, Revlon, Inc. ("Revlon" and together with its subsidiaries the "Company", including Revlon Consumer Products Corporation ("RCPC")) announced that the Board of Directors of Revlon and RCPC had elected Alan T. Ennis as a Director of Revlon and RCPC and as President, Revlon International, effective March 1, 2009. Mr. Ennis will also continue to serve as the Company's Executive Vice President, Chief Financial Officer and Treasurer.

Mr. Ennis (39) has served as Executive Vice President, Chief Financial Officer of Revlon and RCPC from November 2006, and also as Treasurer from June 2008.  In addition to his role as the Company's Chief Financial Officer, Mr. Ennis will have responsibility for the general management of all of the Company's International operations.

From September 2006 to March 2007, Mr. Ennis served as Senior Vice President, Corporate Controller and Chief Accounting Officer of Revlon and RCPC. From March 2005 to September 2006, Mr. Ennis served as the Company's Senior Vice President, Internal Audit. From 1997 through 2005, Mr. Ennis held several senior financial positions with Ingersoll-Rand Company Limited, a NYSE-listed company, where his duties included regional responsibility for Internal Audit in Europe and global responsibility for financial planning and analysis. Mr. Ennis began his career in 1991 with Arthur Andersen in Ireland. Mr. Ennis is a Chartered Accountant and member of the Institute of Chartered Accountants in Ireland and has a Bachelor of Commerce Degree from University College, Dublin, Ireland and a Master of Business Administration Degree from New York University, New York.

Mr. Ennis' employment agreement, which was previously described in Revlon's annual proxy statement on Schedule 14A filed with the SEC on April 25, 2008, and filed as an exhibit to Revlon's Quarterly Report on Form 10-Q filed with the SEC on May 6, 2008, was amended and restated to, among other things, set his annual base salary at $680,000 and reflect his new roles and responsibilities.

Mr. Ennis does not have any family relationships with any of the Company's directors or executive officers and is not a party to any transactions listed in Item 404(a) of Regulation S-K.

A copy of the press release issued by Revlon on February 25, 2009 announcing this management change is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference into this Item 5.02.

Item 1.01.	Entry into a Material Definitive Agreement.

See Item 5.02 of this Form 8-K, which is incorporated by reference into this Item 1.01.

Item 9.01.     Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

99.1	Press Release, dated February 25, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON, INC.

	By:	/s/ Robert K. Kretzman
Robert K. Kretzman
Executive Vice President, Chief Legal
Officer, General Counsel and Secretary

Date: February 27, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated February 25, 2009.